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                                  EXHIBIT 23.1
                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, in the Registration Statement (Form S-1 No. 333-84037) and related Prospectus of Main Street Banks Incorporated for the registration of 90,000 shares of its common stock.



                                            /s/ Ernst & Young LLP



Atlanta, Georgia
September 28, 1999